CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Statement of Comprehensive Income [Abstract]
Net Income (Loss)	$ 16,822	$ 11,167	$ 4,672
Other comprehensive income (loss), net
Net unrealized gains (losses) from derivatives	0	(27)	53
Change in foreign currency translation adjustments	719	(76)	0
Total other comprehensive income (loss)	719	(103)	53
Total comprehensive income	$ 17,541	$ 11,064	$ 4,725